UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
August 18, 2021
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
434 Fayetteville Street, Suite 1400
Raleigh, North Carolina 27601
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Phreesia, Inc. (the “Company”) approved certain changes to the Phreesia Variable Compensation Plan February 2021-2022 (the “Plan”) for eligible employees of the Company, including the Company’s named executive officers listed in the Company’s fiscal year 2020 annual proxy statement (the “NEOs”).

Under the Plan, eligible employees, including the NEOs, will have the ability to receive any earned bonus related to FY Variable Compensation (i.e., 70% of the total opportunity under the Plan) in the form of restricted stock units that have a value equal to 115% of such earned bonus (the “RSU Grant”), rather than receiving such earned bonus amount at 100% of the earned bonus value in cash (the “RSU Election”).

The Committee intends to approve RSU Grants under the Company’s 2019 Stock Option and Incentive Plan for any eligible employees that choose the RSU Election on the same day in fiscal year 2022 that the Committee determines the earned FY Variable Compensation amounts under the Plan. The RSU Grants will be fully vested on the grant date, and with respect to NEOs, at the discretion of the Company’s Chief Executive Officer at the time the RSU Election is offered, such RSU Election may include the requirement that the shares received under the RSU Grant (after being reduced for any such shares sold or withheld to cover applicable withholding tax obligations) be subject to a specified holding period.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2021	Phreesia, Inc.

	By:	/s/ Randy Rasmussen
	Name:	Randy Rasmussen
	Title:	Chief Financial Officer